Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Bryan McKigney, Chief Executive Officer of Advantage Advisers Multi-Sector Fund I (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 25, 2005                   /s/ Bryan McKigney
     -------------------            ------------------------------------
                                    Bryan McKigney, Chief Executive Officer
                                    (principal executive officer)


  Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Vineet Bhalla, Principal Financial Officer of Advantage Advisers Multi-Sector Fund I (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 25, 2005                   /s/ Vineet Bhalla
     -------------------            ------------------------------
                                    Vineet Bhalla, Principal Financial Officer
                                    (principal financial officer)